Net Debt - Summary of Net Debt Balance and Gearing Ratio (Detail) - USD ($) $ in Millions	Jun. 30, 2018	Jun. 30, 2017	Jun. 30, 2016
Interest bearing liabilities, Current
Bank loans	$ 308	$ 192
Notes and debentures	2,228	771
Finance leases	77	82
Bank overdraft and short-term borrowings	58	45	$ 43
Other	65	151
Total interest bearing liabilities	2,736	1,241
Less cash and cash equivalents
Cash	1,065	882
Short-term deposits	14,806	13,271
Total cash and cash equivalents	15,871	14,153	$ 10,319
Interest bearing liabilities, Non-current
Bank loans	2,247	2,089
Notes and debentures	21,070	26,270
Finance leases	725	815
Bank overdraft and short-term borrowings	0	0
Other	27	59
Total interest bearing liabilities	24,069	29,233
Net debt	10,934	16,321
Net assets	$ 60,670	$ 62,726
Gearing	15.30%	20.60%